UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.
     On July 27, 2006, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ended June 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 27, 2006, the Company held a conference call discussing its results for the second fiscal quarter ended June 30, 2006. A copy of the text of this conference call is attached hereto as Exhibit 99.2.
     In addition to disclosing financial results calculated in accordance with GAAP, the historical financial results in the Company’s earnings release (“Exhibit 99.1”) and text of the related conference call (“Exhibit 99.2”) contain non-GAAP financial measures that exclude the effects of non-cash, equity-based stock compensation expense recognized as a result of the Company’s adoption of FAS 123R, restructuring charges (reversals), and insurance gains. Beginning with the first quarter 2006 the Company began to include non-GAAP financial measures of its financial results that exclude the income statement effects of non-cash, equity-based stock compensation expenses, restructuring charges (reversals), and insurance gains since the Company believes that the presentation of results excluding these items will provide meaningful supplemental information to investors that are indicative of the Company’s core operating results. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures by other companies.
      The information in Exhibits 99.1 and 99.2 contain forward-looking statements, including the statements about the Company’s guidance for the third quarter, particularly with respect to anticipated revenues, diluted earnings per share, the amount of stock compensation expense and our business strategy. Actual results could differ materially from the outlook, guidance and expectations in these forward-looking statements as a result of a number of factors, including, (a) the amount of stock compensation expense (b) the anticipated amount and timing of revenues from new business, and (c) the risk factors listed from time to time in RadiSys’ SEC reports, including those listed under “Risk Factors” in RadiSys’ Annual Report on Form 10-K for the year ended December 31, 2005, and in the RadiSys Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter, and other filings with the SEC, copies of which may be obtained by contacting the Company at 503-615-1100 or from the Company’s investor relations web site at http://www.RadiSys.com. Although forward-looking statements help provide complete information about RadiSys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. All information in Exhibits 99.1 and 99.2 is as of July 27, 2006. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.
     The information in Exhibits 99.1 and 99.2 contained the following non-GAAP disclosures as contemplated by SEC Regulation G, Rule 100.

RadiSys Corporation
Non-GAAP Consolidated Statements of Operations
(In thousands, except per share amounts, unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Revenues	$84,539	$65,956	$150,350	$123,473
Cost of sales (a)	60,748	46,557	108,607	85,532

Non-GAAP gross margin	23,791	19,399	41,743	37,941
Research and development (a)	10,354	7,292	19,090	14,823
Selling, general, and administrative (a)	8,650	7,708	16,165	14,962
Intangible assets amortization	136	513	461	1,026

Non-GAAP income from operations (a) (b)	4,651	3,886	6,027	7,130
Loss on repurchase of convertible subordinated notes	—	(1)	—	(4)
Interest expense	(433)	(527)	(869)	(1,069)
Interest income	2,635	1,399	4,871	2,570
Other (expense) income, net (c)	102	(113)	113	(462)

Non-GAAP income before income tax provision	6,955	4,644	10,142	8,165
Income tax provision (d)	1,989	1,240	2,725	2,187

Non-GAAP net income	$4,966	$3,404	$7,417	$5,978

Non-GAAP net income per share:
Basic	$0.24	$0.17	$0.36	$0.30

Diluted (i)	$0.20	$0.15	$0.31	$0.26

Weighted average shares outstanding used to compute non-GAAP net income per share:
Basic	21,015	19,982	20,858	19,882

Diluted (ii)	25,991	24,620	25,803	24,548

(i)	The weighted average shares outstanding — diluted calculation includes shares underlying our 1.375% convertible senior notes; as a result, the diluted earnings per share calculation exclude the interest expense for our 1.375% convertible senior notes, net of tax benefit. The interest expense, net of tax benefit excluded from the net income per share – diluted calculation amounted to $243 thousand and $242 thousand for the three months ended June 30, 2006 and 2005, respectively, and $488 thousand and $485 thousand for the six months ended June 30, 2006 and 2005, respectively.

(ii)	The weighted average shares outstanding – diluted included in this Non-GAAP Consolidated Statements of Operations includes 76 thousand and 72 thousand additional weighted average shares associated with options outstanding for the three and six months ended June 30, 2006, respectively. These additional weighted average shares are excluded from the Consolidated Statements of Operations due to the effect of including stock-based compensation expense in the GAAP net income. See above for a reconciliation of GAAP net income to Non-GAAP net income.

(a)	Stock-based compensation excluded

(b)	Restructuring and other charges (reversals) excluded

(c)	Insurance gain excluded

(d)	Income tax effect of reconciling items excluded
Reconciliation of GAAP net income to non-GAAP net income:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
GAAP net income	$4,359	$2,565	$5,785	$5,151

(a) Stock-based compensation
Cost of sales	$198	$—	$416	$—
Research and development	363	—	751	—
Selling, general and administrative	834	—	1,524	—

Total stock-based compensation	$1,395	$—	$2,691	$—

(b) Restructuring and other charges (reversals)	(233)	1,146	(174)	1,128
(c) Insurance gain	(362)	—	(362)	—
(d) Income tax effect of reconciling items	(193)	$(307)	$(523)	$(301)

Non-GAAP net income	$4,966	$3,404	$7,417	$5,978

Reconciliation of non-GAAP to GAAP line items as a percent of revenue and effective tax rate for the quarter ended June 30, 2006

		Research and	Selling, General	Income from	Other	Effective
	Gross Margin	Development	and Administrative	Operations	Income, net	Tax Rate
GAAP	27.9%	12.7%	11.2%	4.1%	0.6%	29.2%
(a) Stock-based compensation	0.2%	(0.4)	(1.0)	1.7	—	(1.1)
(b) Restructuring and other charges (reversals)	—	—	—	(0.3)	—	0.2
(c) Insurance gain	—	—	—	—	(0.5)	0.3
Non-GAAP	28.1%	12.3%	10.2%	5.5%	0.1	28.6%
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated July 27, 2006

99.2	Text of conference call held July 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: August 2, 2006	By:	/s/ Julia Harper

	Name:	Julia Harper
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated July 27, 2006

99.2	Text of conference call held July 27, 2006